UBS Absolute Return Bond Fund

October 20, 2011

Supplement to the Prospectus

October 20, 2011

Dear Investor,

The purpose of this supplement to the Prospectus of the UBS Absolute Return Bond Fund series (the "Fund") of The UBS Funds (the "Trust") dated October 28, 2010, is to notify you that the Board of Trustees (the "Board") of the Trust on October 19, 2011 approved certain actions to liquidate and dissolve the Fund.

Rationale for liquidating the Fund

Based upon information provided by UBS Global Asset Management (Americas) Inc. ("UBS Global AM (Americas)"), the Fund's investment advisor, the Board has determined that it is in the best interests of the Fund and its shareholders to approve the liquidation and dissolution of the Fund pursuant to a Plan of Liquidation (the "Plan"). To arrive at this decision, the Board considered factors that have adversely affected, and will continue to adversely affect, the ability of the Fund to conduct its business and operations in an economically viable manner, including factors such as low asset levels and limited future prospects for growth.

The liquidation is expected to be completed on or about December 20, 2011 (the "Liquidation Date").

Liquidation of the Fund

The Plan provides that: (a) all of the Fund's assets be converted into cash or cash equivalents or be otherwise liquidated and (b) the Fund distribute pro rata to its shareholders all of its existing assets, in complete liquidation of the Fund. Therefore, on the Liquidation Date, all shareholders will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts, the liquidation will be considered a taxable transaction and such shareholders may recognize a gain or loss for Federal income tax purposes. Shareholders should consult their tax advisers regarding the effect of the Fund's liquidation in light of their individual circumstances.

As the Liquidation Date approaches, in preparation for the complete liquidation of the Fund, the Fund's assets may be invested in money market instruments or held in cash. In this regard, the Fund will no longer be investing according to its investment objective.

Closure of Fund to new investments, reinvestments and exchanges

In connection with the liquidation, effective Thursday, October 20, 2011, the Board approved the closure of each class of the Fund to new investments, including new investors, additional purchases from existing investors and purchases for exchange from other funds. The Board also approved, effective immediately, the closure of each class of the Fund to reinvestments of dividends and distributions. Therefore, the Fund will no longer offer shares for purchase. The Fund reserves the right to change this policy at any time. Of course, shareholders will continue to be able to redeem their shares in accordance with the policies in the Prospectus.

Waiver of annual Rule 12b-1 distribution fees and redemption fees and elimination of contingent deferred sales charges on redemptions

Also in connection with the liquidation, effective Thursday, October 20, 2011, (a) the annual Rule 12b-1 distribution fee of 0.25% of average net assets that is charged to the shareholders of Class C shares is waived; (b) the 1.00% redemption fee that is charged on sales or exchanges of any Class of shares of the Fund less than

Item #ZS-502

90 days after purchase is waived; and (c) all contingent deferred sales charges (CDSC) assessed on redemptions that are charged on Class A shares (on purchases above $250,000) and Class C shares are eliminated. The annual service fee of 0.15% of average net assets that is charged on Class A shares and the annual service fee of 0.25% of average net assets that is charged on Class C shares have not been eliminated. With respect to exchanges of shares of the Fund for shares of another UBS Family Fund, the length of time you held your shares of the Fund will still be considered when determining whether you must pay a CDSC when you sell the shares of the UBS Family Fund acquired in the exchange.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH YOUR PROSPECTUS DATED OCTOBER 28, 2010.